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                                 EXHIBIT 10.5

                       SQL FINANCIALS INTERNATIONAL, INC.

                              SQL 1992 STOCK PLAN



     1.  PURPOSE.  The purpose of this SQL 1992 Stock Plan (the "Plan") is to
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advance the interests of SQL Financials International, Inc., a Delaware corporation (the "Company"), by strengthening the ability of the Company to attract, retain and motivate key employees, consultants and other individual contributors of or to the Company or any present or future parent or subsidiary of the Company (the "Company Group") by providing them with an opportunity to purchase or receive as bonuses stock of the Company and thereby permitting them to share in the Company's success. It is intended that this purpose will be effected by granting (i) incentive stock options ("Incentive Options") which are intended to qualify under the provisions of Section 422 of the Internal Revenue Code of 1986, as heretofore and hereafter amended (the "Code"), and non-statutory stock options ("Nonqualified Options") which are not intended to meet the requirements of Section 422 of the Code and which are intended to be taxed under Section 83 of the Code (both Incentive Options and Nonqualified Options shall be collectively referred to as "Options"), (ii) stock purchase authorizations ("Purchase Authorizations") and (iii) stock bonus awards ("Bonuses").

     2.  EFFECTIVE DATE.  This Plan was adopted by the Board of Directors of the
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Company (the "Board") on November 22, 1992 and approved by the stockholders of the Company on November 22, 1992, effective November 22, 1992.

     3.  STOCK COVERED BY THE PLAN.  Subject to adjustment as provided in
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Sections 9 and 10 below, the shares that may be made subject to Options,
Purchase Authorizations or Bonuses under this Plan ("Shares") shall not exceed in the aggregate 100,000 shares of the common stock, $.0001 par value, of the Company ("Common Stock"). Any Shares subject to an Option or Purchase Authorization which for any reason expires or is terminated unexercised as to such Shares and any Shares reacquired by the Company pursuant to forfeiture or a repurchase right hereunder may again be the subject of an Option, Purchase Authorization or Bonus under the Plan. The Shares purchased pursuant to Purchase Authorizations or the exercise of Options under this Plan or issued as Bonuses may, in whole or in part, be either authorized but unissued Shares or issued Shares reacquired by the Company.

     4.  ADMINISTRATION.  This Plan shall be administered by the Board, whose
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construction and interpretation of the Plan's terms and provisions shall be final and conclusive. The Board shall have authority, subject to the express provisions of the Plan, to construe the Plan and the respective Options, Purchase Authorizations, Bonuses and related agreements, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Options, Purchase Authorizations, Bonuses and related agreements, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any
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omission or reconcile any inconsistency in the Plan or in any Option, Purchase
Authorization, Bonus, or related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board may, to the full extent permitted by law, delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board, and if the Committee is so appointed and to the extent such powers are delegated, all references to the Board in the Plan shall mean and relate to such Committee.

     5.  ELIGIBLE RECIPIENTS.  Options, Purchase Authorizations and Bonuses may
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be granted to such key employees, consultants or other individual contributors of or to the Company Group, including without limitation members of the Board and members of any scientific or technical advisory boards, as are selected by the Board (a "Participant"); provided, that only employees of the Company Group shall be eligible for grant of an Incentive Option.

     6.  DURATION OF THE PLAN.  This Plan shall terminate ten (10) years from
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the effective date hereof, unless terminated earlier pursuant to Section 13 hereafter, and no Options, Purchase Authorizations or Bonuses may be granted or made thereafter.

     7.  TERMS AND CONDITIONS OF OPTIONS, PURCHASE AUTHORIZATIONS AND BONUSES.
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Options, Purchase Authorizations and Bonuses granted or made under this Plan shall be evidenced by agreements in such form and containing such terms and conditions as the Board shall determine; provided, however, that such agreements shall evidence among their terms and conditions the following:

               (a) PRICE.  The purchase price per Share payable upon the
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     exercise of each Option or the purchase pursuant to each Purchase
     Authorization granted or made hereunder shall be determined by the Board at the time the Option or Purchase Authorization is granted or made. Subject to the condition of paragraph 7(j)(i), if applicable, the purchase price per Share payable upon the exercise of each Incentive Option granted hereunder shall not be less than one hundred percent (100%) of the fair market value per Share of the Common Stock on the day the Incentive Option or Purchase Authorization is granted or made. The purchase price per Share payable on exercise of each Nonqualified Option or upon the purchase of Shares pursuant to each Purchase Authorization granted hereunder shall be not less than eighty-five percent (85%) of the fair market value per Share of the Common Stock on the date of the grant. Fair market value shall be determined in accordance with procedures to be established in good faith by the Board. Bonus Shares shall be issued in consideration of services previously rendered, which shall be valued for such purposes by the Board or the Committee, as the case may be.

               (b) NUMBER OF SHARES.  Each agreement shall specify the number of
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     Shares to which it pertains.

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               (c) EXERCISE OF OPTIONS.  Each Option shall be exercisable for
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     the full amount or for any part thereof and at such intervals or in such installments as the Board may determine at the time it grants such Option; provided, however, that no Option shall be exercisable with respect to any Shares later than ten (10) years after the date of the grant of such Option (or five (5) years in the case of Incentive Options to which paragraph 7(j)(ii) applies). An Option shall be exercisable only by delivery of a written notice to the Company's Treasurer, or any other officer of the Company designated by the Board to accept such notices on its behalf, specifying the number of Shares for which the Option is exercised and accompanied by either (i) payment or (ii) if permitted by the Board, irrevocable instructions to a broker to promptly deliver to the Company full payment in accordance with (ii) of the first sentence of paragraph 7(d) of the amount necessary to pay the aggregate exercise price. With respect to an Incentive Option, the permission of the Board referred to in clause (ii) of the preceding sentence must be granted at the time the Incentive Option is granted.

               (d) PAYMENT. Payment shall be made in full (i) at the time the
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     Option is exercised, (ii) promptly after the Participant forwards the irrevocable instructions referred to in paragraph 7(c)(ii) above to the appropriate broker, if exercise of an Option is made pursuant to paragraph 7(c)(ii) above, or (iii) at the time the purchase pursuant to a Purchase Authorization is made. Payment shall be made either (a) in cash, (b) by check, (c) if permitted by the Board (with respect to an Incentive Option, such permission to have been granted at the time of the Incentive Option grant), by delivery and assignment to the Company of shares of Company stock having a fair market value (as determined by the Board) equal to the exercise or purchase price, (d) if permitted by the Board, stated in the agreement evidencing the Option or Purchase Authorization, and to the extent permitted by any applicable law, by the Participant's recourse promissory note, which note must be due and payable not more than five (5) years after the date the Option or Purchase Authorization is exercised, or
     (e) by a combination of (a), (b), (c) and/or (d). If shares of Company stock are to be paid for the exercise price of an Incentive Option, the Company prior to such payment must be furnished with evidence satisfactory to it that the acquisition of such shares and their transfer in payment of the exercise price satisfy the requirements of Section 422 of the Code and other applicable laws.

               (e) WITHHOLDING TAXES; DELIVERY OF SHARES.  The Company's
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     obligation to deliver Shares upon exercise of an Option or upon purchase pursuant to a Purchase Authorization or issuance pursuant to a Bonus shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. Without limiting the generality of the foregoing, the Company shall have the right to deduct from payments of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to any Shares issued upon exercise of Options or purchased or issued pursuant to Purchase Authorizations or Bonuses. The Participant may elect to satisfy such obligation(s), in whole or in part, by (i) delivering to the Company a check for the

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     amount required to be withheld, or (ii) if the Board approves in any specific or general case, having the Company withhold Shares or delivering to the Company already-owned shares of Common Stock, having a value equal to the amount required to be withheld. The value of Shares to be withheld or delivered shall be based on the Company's determination of the fair market value of a share of Common Stock on the date the amount of tax to be withheld is to be determined (the "Tax Date"). The Participant's election to have Shares withheld for this purpose will be subject to the following restrictions, with such modifications thereof and subject to such other restrictions which at the time are imposed by any law or related regulation or rule or any agreement or Company policy: (1) the election must be made prior to the Tax Date, (2) the election must be irrevocable and in writing,
     (3) any shares to be used to satisfy the Participant's withholding obligation must not be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements, (4) the election will be subject to the disapproval of the Board, and (5) if at the time of election the Participant is a person whose transactions in stock of the Company are subject to Section 16(b) of the Exchange Act, such election may not be made within six months of the date the Option, Purchase Authorization or Bonus is granted and must be made in the ten-day "window period" beginning on the third day following the release of the Company's quarterly or annual summary statement of sales and earnings; provided, that if, pursuant to
     Section 83 of the Code, the Tax Date of such Participant is deferred until six months after exercise or purchase and the Participant elects to have Shares withheld, the full number of Shares will be issued on exercise, purchase or Bonus grant, but the Participant will be unconditionally obligated to tender back to the Company the proper number of Shares.

               (f) NON-TRANSFERABILITY.  No Option or Purchase Authorization
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     shall be transferable by the Participant otherwise than by will or the laws of descent or distribution, and each Option or Purchase Authorization shall be exercisable during the Participant's lifetime only by the Participant.

               (g) TERMINATION OF OPTIONS AND PURCHASE AUTHORIZATIONS.  Each
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     Purchase Authorization shall terminate and may no longer be exercised if the Participant ceases for any reason to provide services to the Company or a subsidiary. Except to the extent the Board provides specifically in an agreement evidencing an Option for a lesser period (or a greater period, in the case of Nonqualified Options only), each Option shall terminate and may no longer be exercised if the Participant ceases for any reason to provide services to the Company or a subsidiary in accordance with the following provisions:

               (i) if the Participant ceases to perform services for any reason other than death or disability (as defined in Section 22(e)(3) of the Code), the Participant may, at any time within a period of three (3) months after the date of such cessation of the performance of services, exercise the Option to the extent that the Option was exercisable on the date of such cessation:

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               (ii) if the Participant ceases to perform services because of disability (as defined in Section 22(e)(3) of the Code), the Participant may, at any time within a period of one (1) year after the date of such cessation of the performance of services, exercise the Option to the extent that the Option was exercisable on the date of such cessation; and

              (iii) if the Participant ceases to perform services because of death, the Option, to the extent that the Participant was entitled to exercise it on the date of death, may be exercised within a period of one year after the Participant's death by the person or persons to whom the Participant's rights under the Option pass by will or by the laws of descent or distribution;

     provided, however, that no Option or Purchase Authorization may be exercised to any extent by anyone after the date of its expiration.

               (h) RIGHTS AS STOCKHOLDER.  A Participant shall have no rights as
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     a stockholder with respect to any Shares covered by an Option, Purchase
     Authorization or Bonus until the date of issuance of a stock certificate in the Participant's name for such Shares.

               (i) REPURCHASE OF SHARES BY THE COMPANY.  Any Shares purchased or
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     acquired upon exercise of an Option or pursuant to a Purchase Authorization or Bonus may in the discretion of the Board be subject to repurchase by or forfeiture to the Company if and to the extent and at the repurchase price, if any, specifically set forth in the option, purchase or bonus agreement pursuant to which the Shares were purchased or acquired; provided, that such repurchase or forfeiture rights of the Company shall expire at no less than a twenty percent (20%) per year rate over no longer than a five year period. Certificates representing Shares subject to such repurchase or forfeiture may be subject to such escrow and stock legending provisions as may be set forth in the option, purchase or bonus agreement pursuant to which the Shares were purchased or acquired.

               (j) 10% STOCKHOLDER.  If any Participant to whom an Incentive
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     Option is granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power or value of all classes of stock of the Company, its parent, if any, or subsidiaries, then the following special provisions shall be applicable:

               (i) The exercise price per Share subject to such Option shall not be less than 110% of the fair market value of each Share on the date of grant; and

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               (ii) The Option shall not have a term in excess of five years from the date of grant.

          8.   RESTRICTIONS ON INCENTIVE OPTIONS.  Incentive Options granted
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under this Plan shall be specifically designated as such and shall be subject to the additional restriction that the aggregate fair market value, determined as of the date the Incentive Option is granted, of the Shares with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. If an Incentive Option which exceeds the $100,000 limitation of this paragraph 8 is granted, the portion of such Option which is exercisable for shares in excess of the $100,000 limitation shall be treated as a Nonqualified Option pursuant to Section 422(d) of the Code. In the event that such Participant is eligible to participate in any other stock incentive plans of the Company, its parent, if any, or a subsidiary which are also intended to comply with the provisions of Section 422 of the Code, such annual limitation shall apply to the aggregate number of shares for which options may be granted under all such plans.

          9.   STOCK DIVIDENDS; STOCK SPLITS; STOCK COMBINATIONS;
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RECAPITALIZATIONS.  Appropriate adjustment shall be made by the Board in the
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maximum number of Shares subject to the Plan and in the number, kind, and exercise or purchase price of Shares covered by outstanding Options and Purchase Authorizations granted hereunder to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the effective date of the Plan.

          10.  MERGER; SALE OF ASSETS.  In the event of a change of the Common
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Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of Shares which thereafter may be purchased pursuant to an Option or Purchase Authorization under the Plan and the number and kind of Shares then subject to Options or Purchase Authorizations granted hereunder and the price per Share thereof shall be appropriately adjusted in such manner as the Board may deem equitable to prevent dilution or enlargement of the rights available or granted hereunder. Except as otherwise determined by the Board, a merger or a similar reorganization which the Company does not survive, or a sale of all or substantially all of the assets of the Company, shall cause every Option and Purchase Authorization hereunder to terminate, to the extent not then exercised, unless any surviving entity agrees to assume the obligations hereunder; provided, however, that, in the case of such a merger or similar reorganization, or such a sale of all or substantially all of the assets of the Company, if there is no such assumption, the Board may provide that any unexercisable portion of any one or more of the outstanding Options or Purchase Authorizations and the unvested Shares acquired upon exercise of any one or more of such Options or Purchase Authorizations or acceptance of any one or more of the outstanding Bonuses shall be immediately exercisable and vested as of such date prior to such merger, similar reorganization or sale of assets as the Board determines.

          11.  INVESTMENT REPRESENTATIONS; TRANSFER RESTRICTIONS. The Company
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may require Participants, as a condition of purchasing Shares pursuant to the exercise of an Option

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or to a Purchase Authorization or receipt of shares as a Bonus, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Shares for the Participant's own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate (including without limitation confirmation that the Participant is aware of any applicable restrictions on transfer of the Shares, as specified in the by-laws of the Company or otherwise) in order to comply with federal and applicable state securities laws.

     12.  DEFINITIONS.
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               (a)  The term "employee" shall have, for purposes of this Plan, the meaning ascribed to "employee" under Section 3401(c) of the Code and the regulations promulgated thereunder.

               (b) The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as heretofore and hereafter amended.

               (c) The term "parent" shall have, for purposes of this Plan, the meaning ascribed to it under Section 424(e) of the Code and the regulations promulgated thereunder.

               (d) The term "subsidiary" shall have, for all purposes under this Plan, the meaning ascribed to it under Section 424(f) of the Code and the regulations promulgated thereunder.

          13.  TERMINATION OR AMENDMENT OF PLAN.  The Board may at any time
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terminate the Plan or make such changes in or additions to the Plan as it deems advisable without further action on the part of the stockholders of the Company, provided:

               (a) that no such termination or amendment shall adversely affect or impair any then outstanding Option, Purchase Authorization, Bonus or related agreement without the consent of the Participant holding such Option, Purchase Authorization, Bonus or related agreement; and

               (b) that no such amendment which (i) increases the maximum number of Shares subject to this Plan (except to the extent provided in Section
     3), (ii) to the extent that compliance with Rule 16b-3 requires stockholder approval in such event, materially increases the benefits accruing to Participants, or (iii) materially modifies the requirements as to eligibility for participation in the Plan may be made without obtaining, or being conditioned upon, stockholder approval.

          With the consent of the Participant affected, the Board may amend outstanding Options, Purchase Authorizations, Bonuses or related agreements in a manner not inconsistent with the Plan. The Board shall have the right to amend or modify the terms and provisions of

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the Plan and of any outstanding Incentive Options granted under the Plan to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

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